THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 31st day of July, 1997, by and among

      Four M Corporation, a corporation organized under the laws of the State of Maryland ("FMC"), Box USA Group, Inc., a corporation organized under the laws of the State of New York ("Box"). Four M Paper Corporation, a corporation organized under the laws of the State of Delaware ("Paper"), Four M Manufacturing Group of Georgia, Inc., a corporation organized under the laws of the State of Pennsylvania ("Georgia"), Page Packaging Corporation, a corporation organized under the laws of the State of Delaware ("Page"), and Box USA of Florida, L.P., a limited partnership organized under the laws of the State of Georgia (the "Florida Partnership") jointly and severally (FMC, Box, Paper, Georgia, Page and the Florida Partnership, are sometimes herein collectively referred to as the "Borrowers;" FMC, Box, Paper, Georgia, Page, and the Florida Partnership are sometimes herein collectively referred to as the "Borrowers" and individually, as a "Borrower");

      NATIONSBANK, N.A., a national banking association ("NationsBank"), and the other financial institutions listed on the signature pages hereof (NationsBank and the other financial institutions are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and

      NATIONSBANK, N.A., a national banking association (the "Agent").

                                    RECITALS

      A. The Agent, the Lenders and the Borrowers are parties to the Financing and Security Agreement dated as of May 30, 1996 (as amended by First Amendment to Financing and Security Agreement dated February 28, 1997 (the "First Amendment"). Second Amendment to Financing and Security Agreement dated March 27, 1997 and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). Under the terms of the First Amendment, the Florida Partnership was added as a Borrower. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

      B. The Agent, the Lenders and the Borrowers wish to enter into this Agreement to amend the Sections 6.1.14 (c) of the Financing Agreement for the periods ending June 30, 1997 and September 30, 1997 only.

                                   AGREEMENTS
                                   ----------

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree that the Financing Agreement is hereby amended as follows:

      1. The Borrowers, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

      2. Sections 6.1.14 (c) of the Financing Agreement is hereby amended to read as follows:

                  (c) Fixed Charge Coverage Ratio. The Borrowers will maintain (tested as of the last day of each fiscal quarter in each fiscal year for the three (3), six (6), nine (9) or twelve (12) month period of such fiscal year, as appropriate, ending on that date) a Fixed Charge Coverage Ratio of not less than the following:

                Fiscal Quarter Ended                       Ratio
                --------------------                       -----

        March 31, 1997 through September 30, 1997       0.90 to 1.0

        December 31, 1997 through March 31, 1999        1.00 to 1.0

              June 30, 1999 and thereafter              1.10 to 1.0

      3. In consideration and as a condition of the execution of this Agreement by the Lenders, at the time this Agreement is executed and delivered the Borrowers shall pay to the Lenders an amendment fee in the amount of $20,000, which fee shall be fully earned when due and non-refundable when paid.

      4. Each of the Borrowers hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each of the Borrowers agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations. This Agreement is one of the Financing Documents.

      5. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of choices of law.

      6. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

      7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Agent and the Lenders may rely on a telecopy of any signature of any Borrower. The Agent and the Lenders agree that the Borrower may rely on a telecopy of this Agreement executed by the Agent and the Lenders, respectively.

      IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:                  FOUR M CORPORATION


/s/ Lurline Arco                    By: /s/ Timothy D. McMillin   (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

WITNESS OR ATTEST:                  BOX USA GROUP, INC.


/s/ Lurline Arco                    By: /s/ Timothy D. McMillin   (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

WITNESS OR ATTEST:                  FOUR M PAPER CORPORATION


/s/ Lurline Arco                    By: /s/ Timothy D. McMillin   (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

WITNESS OR ATTEST:                  FOUR M MANUFACTURING GROUP OF GEORGIA,
                                    INC.


/s/ Lurline Arco                    By: /s/ Timothy D. McMillin   (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

                                SIGNATURE PAGE TO
               THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS OR ATTEST:                  PAGE PACKAGING CORPORATION


/s/ Lurline Arco                    By: /s/ Timothy D. McMillin   (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

WITNESS OR ATTEST:                  BOX USA OF FLORIDA, L.P.
                                    BY:  FOUR M MANUFACTURING GROUP
                                         OF GEORGIA, INC.


/s/ Lurline Arco                    By: /s/ Timothy D. McMillin   (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

WITNESS:                            NATIONSBANK, N.A.
                                    in its capacity as Agent


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

WITNESS:                            NATIONSBANK, N.A.
                                    in its capacity as Lender


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

WITNESS:                            IBJ SCHRODER BUSINESS CREDIT CORPORATION


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

                                SIGNATURE PAGE TO
               THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS OR ATTEST:                  PAGE PACKAGING CORPORATION


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

WITNESS OR ATTEST:                  BOX USA OF FLORIDA, L.P.
                                    BY:  FOUR M MANUFACTURING GROUP
                                         OF GEORGIA, INC.


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Timothy D. McMillin
                                        Senior Vice President

WITNESS:                            NATIONSBANK, N.A.
                                    in its capacity as Agent


/s/ Mary J. Klunsmith               By: /s/ Vickie Tillman        (Seal)
----------------------                  -------------------------
                                        Name: Vickie Tillman
                                        Title: Vice President

WITNESS:                            NATIONSBANK, N.A.
                                    in its capacity as Lender

/s/ Mary J. Klunsmith               By: /s/ Vickie Tillman        (Seal)
----------------------                  -------------------------
                                        Name:  Vickie Tillman
                                        Title: Vice President

WITNESS:                            IBJ SCHRODER BUSINESS CREDIT CORPORATION


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

                                SIGNATURE PAGE TO
               THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS:                            SANWA BUSINESS CREDIT CORPORATION


                                    By: /s/ Lawrence J. Placek    (Seal)
----------------------                  -------------------------
                                        Name: Lawrence J. Placek
                                        Title: Vice President

WITNESS:                            THE BANK OF NEW YORK COMMERCIAL
                                    CORPORATION


                                    By:                          (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

WITNESS:                            FLEET CAPITAL CORPORATION


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

                                SIGNATURE PAGE TO
               THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS:                            SANWA BUSINESS CREDIT CORPORATION


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

WITNESS:                            THE BANK OF NEW YORK COMMERCIAL
                                    CORPORATION


                                    By:                           (Seal)
----------------------                  -------------------------
                                        Name:
                                        Title:

WITNESS:                            FLEET CAPITAL CORPORATION


 /s/ [Illegible]                    By: /s/ Robert M. Dailey      (Seal)
----------------------                  -------------------------
                                        Name: Robert M. Dailey
                                        Title: Vice President


                                        5